UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2004

CADENCE DESIGN SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10606	77-0148231

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2655 Seely Avenue, Building 5 San Jose, California	95134

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 943-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On October 20, 2004, Cadence Design Systems, Inc. issued a press release announcing its financial results for the third quarter of 2004, ended October 2, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit
No.	Description
99.1	Press release issued by Cadence Design Systems, Inc. on October 20, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2004

CADENCE DESIGN SYSTEMS, INC.
By:	/s/ William Porter
William Porter
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release issued by Cadence Design Systems, Inc. on October 20, 2004